                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Norstan, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                             605 NORTH HIGHWAY 169
                           PLYMOUTH, MINNESOTA 55441

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 20, 1995

                             ---------------------

TO THE SHAREHOLDERS OF NORSTAN, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Norstan, Inc., a Minnesota corporation, will be held on Wednesday, September 20, 1995, at 2:00 P.M., at 605 North Highway 169, 11th Floor, Plymouth, Minnesota, for the following purposes:

    1.  To elect eleven directors.

    2.  To approve the Norstan, Inc. 1995 Long-Term Incentive Plan.

    3.   To  approve the  Norstan, Inc.  Restated Non-Employee  Directors' Stock
       Plan.

    4. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 1996.

    5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 24, 1995, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    Each of you is invited and urged to attend the Annual Meeting in person if possible. Whether or not you are able to attend in person, you are requested to date, sign and return promptly the enclosed proxy in the envelope enclosed for your convenience.

                                          By Order of the Board of Directors

                                          WINSTON E. MUNSON, SECRETARY

August 17, 1995

                                PROXY STATEMENT

                     FOR ANNUAL MEETING OF SHAREHOLDERS OF

                                 NORSTAN, INC.
                             605 NORTH HIGHWAY 169
                           PLYMOUTH, MINNESOTA 55441

                         TO BE HELD SEPTEMBER 20, 1995

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Norstan, Inc. (the "Company") for use at the Annual Meeting of shareholders on September 20, 1995, and any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy will first be sent or given to shareholders is August 17, 1995.

    The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

    Only shareholders of record at the close of business on July 24, 1995, are entitled to notice of and to vote at the meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On July 24, 1995, the Company had outstanding 4,221,341 shares of common stock. A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

    All shares represented by proxies which have been properly executed and returned will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR the election of the nominees for directors named in this Proxy Statement, (ii) FOR the approval of the Norstan, Inc. 1995 Long-Term Incentive Plan, (iii) FOR the approval of the Norstan, Inc. Restated Non-Employee Directors' Stock Plan, and (iv) FOR the ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 1996.

    Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the meeting and will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                             ELECTION OF DIRECTORS

    The property, affairs and business of the Company are managed under the direction of the Board of Directors. The bylaws of the Company provide that the number of directors shall be not less than three nor more than fifteen, with the number to be determined by the Board of Directors. The Board of Directors has fixed the number of directors at eleven for the ensuing year, and eleven directors will be elected at the Annual Meeting for a term of one year. Each of the nominees named below, except Dr. Jagdish N. Sheth, is now a director of the Company and has served continuously as a director of the Company since the year indicated. All nominees have indicated a willingness to serve if elected.

    All shares represented by proxies which have been properly executed and returned will be voted for the election of the eleven nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors knows of no reason to anticipate that any of the nominees named herein will be unable or unwilling to serve. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting.

                                                                                         DIRECTOR
           NAME                         POSITION WITH COMPANY                  AGE        SINCE
--------------------------  ----------------------------------------------     ---      ----------
Paul Baszucki               Co-Chairman of the Board, Chief Executive              55        1975
                             Officer and Director
Richard Cohen               Vice Chairman of the Board, Treasurer, Chief           51        1971
                             Financial Officer and Director
Sidney R. Cohen             Co-Chairman of the Board and Director                  75        1970
Arnold Lehrman              Director                                               72        1970
Connie M. Levi              Director                                               55        1993
Max A. Mayer                President, Chief Operating Officer and                 45        1995
                             Director
Winston E. Munson           Secretary and Director                                 66        1971
Gerald D. Pint              Director                                               59        1983
Stanley H. Schweitzer       Director                                               63        1981
Dr. Jagdish N. Sheth        Director                                               56
Herbert F. Trader           Director                                               58        1983

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

       INFORMATION CONCERNING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES

    Certain information concerning the directors and nominees of the Company is set forth below.

    PAUL BASZUCKI has been Chief Executive Officer of the Company since 1986, and Co-Chairman of the Board since June 1995. He was Vice Chairman of the Board of the Company from 1987 to June 1995. He is also Chairman of the Board of Norstan Communications, Inc., Norstan Network Services, Inc., Norstan Canada Inc., and Norstan Network Services of New Hampshire, Inc. and Chairman of the Board and President of Norstan Financial Services, Inc. Mr. Baszucki served as President and Chief Operating Officer of the Company from 1984 to 1987. Prior to 1984, he was Chief Executive Officer of Norstan Communications, Inc. Mr. Baszucki is also a director of Washington Scientific Industries, Inc. and G & K Services, Inc.

    RICHARD COHEN has been Vice Chairman of the Board of the Company since 1984, Treasurer since 1971, and Chief Financial Officer since May 1991. He is also Vice Chairman of the Board, Treasurer and Chief Financial Officer of Norstan Communications, Inc., Norstan Financial Services, Inc., Norstan Network Services, Inc., Norstan Canada Inc., and Norstan Network Services of New Hampshire, Inc.

    SIDNEY R. COHEN has been Co-Chairman of the Board of the Company since June 1995 and was Chairman of the Board of the Company from 1973 to June 1995. He was Chief Executive Officer of the Company from 1984 to 1986, and President of the Company from 1970 to 1984.

    ARNOLD LEHRMAN has been a partner in the firm of Lehrman, Flom & Co., PLLP, Minneapolis, Minnesota, independent public accountants, since 1950.

    CONNIE M. LEVI was President of the Greater Minneapolis Chamber of Commerce from August 1988 until her retirement in 1994. She is a Trustee of the Lutheran Brotherhood Family of Funds. She was formerly the chairperson of Hamline
University Board, Chair of the Ethics Division of the Amdahl Commission and Majority Leader of the Minnesota House of Representatives. She is a director or member of numerous governmental, public service, and nonprofit boards and organizations.

    WINSTON E. MUNSON has been Secretary of the Company since 1971. He has been of counsel to and a partner in the law firm of Mackall, Crounse & Moore, PLC, Minneapolis, Minnesota, since 1960.

    MAX A. MAYER has been President and Chief Operating Officer of the Company since January 1995. He is also President and Chief Executive Officer of Norstan Communications, Inc., Norstan Network Services, Inc., Norstan Canada Inc., and Norstan Network Services of New Hampshire, Inc. From 1980 to 1995, he held various executive positions with Digital Equipment Corporation, a computer company, including Vice President of Systems Integration and most recently as Vice President and CIO of the Computer Systems Division.

    GERALD D. PINT is a telecom consultant. He was the Group Vice President for Telecom Systems Group of 3M Company, a multinational diversified manufacturer, from 1989 until his retirement from 3M in 1993. He was Group Vice President for ElectroTelecommunications Group of 3M Company from 1982 to 1989.

    STANLEY SCHWEITZER has been a partner in the firm of Schweitzer Rubin Karon & Bremer, Minneapolis, Minnesota, independent public accountants, since 1963.

    DR. JAGDISH N. SHETH has been the Charles H. Kellstadt Professor of Marketing in the Goizueta Business School, Emory University since 1991. Prior to his present position, he was the Robert E. Brooker Professor of Marketing at the University of Southern California (7 years), the Walter H. Stellner Distinguished Professor of Marketing at the University of Illinois (15 years), and on the faculty of Columbia University (5 years), as well as the Massachusetts Institute of Technology (2 years). Dr. Sheth is nationally and internationally known for his scholarly contribution in Marketing, Customer Satisfaction, Global Competition, and Strategic Thinking.

    HERBERT F. TRADER is an independent consultant specializing in international marketing and management and telecommunication delivered computer services . He was Vice President and Director, International Programs of William C. Norris Institute, a nonprofit corporation which promotes the use of computer technology to enhance education and information exchange on an international level, from January 1991 to January 1995. From 1987 to January 1991 he was Vice President, Training and Education Group, for Control Data Corporation, a computer company. He was President of Business Development Group for Control Data Corporation from 1985 to 1987.

    The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company except that Sidney R. Cohen is the father of Richard Cohen.

BOARD ACTIONS AND COMMITTEES

    During the fiscal year ended April 30, 1995, the Company's Board of Directors met or took action by written consent 20 times. All of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees of the board on which he or she served.

    The Board of Directors has an Audit Committee, consisting of four non-employee directors, Mr. Lehrman, Ms. Levi, Mr. Munson and Mr. Schweitzer. The Audit Committee, which met 2 times during the fiscal year ended April 30, 1995, reviews and reports to the Board with respect to various auditing and accounting matters, including the engagement of independent auditors, the scope of audit procedures, and the adequacy of internal accounting controls.

    The Board of Directors has a Compensation and Stock Option Committee, consisting of three non-employee directors, Messrs. Lehrman, Munson and Schweitzer. The Compensation and Stock Option Committee, which met 2 times during the fiscal year ended April 30, 1995, awards stock options, reviews salary levels, bonuses and other matters and makes recommendations to the Board of Directors in connection therewith.

    The Board of Directors has a Corporate Developments Committee, consisting of Messrs. Baszucki, Richard Cohen, Pint and Trader. The Corporate Developments Committee, which met two times during the fiscal year ended April 30, 1995, reviews and evaluates present and future corporate activities, business and marketing strategies, possible mergers and acquisitions, and present and future business opportunities and products, and makes recommendations to the Board of Directors in connection therewith.

    The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

    Non-employee directors received an annual retainer fee of $12,000 plus a quarterly fee of $750 for their services during the last fiscal year. Employee directors do not receive any fees for serving on the Board or on any Board committee. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings.

    The Board of Directors has set the annual retainer for non-employee directors for the period beginning with the meeting of shareholders on September 20, 1995 at $10,000, which will be payable in Company stock pursuant to the Restated Non-Employee Directors' Stock Plan as set forth below. See "Proposal To Approve The Norstan, Inc. Restated Non-Employee Directors' Stock Plan". Non-employee directors will also receive a per meeting fee of $1,500 for each Board of Directors' meeting attended.

    The Company has maintained a Directors' Stock Option Plan (the "Directors' Plan") for non-employee directors since 1986. Under the Directors' Plan each director of the Company who was not an employee of the Company or a subsidiary received a 10,000 share option upon his or her election as a director. The exercise price of the option is equal to the market price on the date of grant. The Directors' Plan provides that options become exercisable in installments over a four-year period, except that, as to non-employee directors elected at the 1986 Annual Meeting, options were exercisable in full at the date of grant. If a person ceases to be a director, he or she may exercise the option within two years after ceasing to be a director to the extent it is otherwise exercisable at the date of termination. A total of 100,000 shares were reserved for issuance under the Directors' Plan. As of June 26, 1995, options to purchase 70,000 shares were outstanding under the Directors' Plan. The Board of Directors has amended and restated the Directors' Plan. See "Proposal to Approve the Norstan, Inc. Restated Non-Employee Directors' Stock Plan".

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Certain information concerning current executive officers of the Company who are not directors is set forth below.

                                                                                              OFFICER
          NAME                         POSITIONS WITH THE COMPANY                   AGE        SINCE
------------------------  -----------------------------------------------------     ---      ----------
Roger W. Bass             Executive Vice President and Area General Manager             51        1992
                           (Southern Area) of Norstan Communications, Inc.
James L. McGovern         Executive Vice President of Communications Systems of         53        1988
                           Norstan Communications, Inc.
James J. Radabaugh        Executive Vice President of Customer Services of              48        1992
                           Norstan Communications, Inc.
Robert F. Sposito         Vice President of Marketing and Sales Operations of           63        1990
                           Norstan Communications, Inc.
James J. Wehner           Executive Vice President and Area General Manager             52        1989
                           (Southwestern Area) of Norstan Communications, Inc.

    ROGER W. BASS has been Executive Vice President and Area General Manager (Southern Area) of Norstan Communications, Inc. since May 1994. From August 1992 to May 1994, he was President of the South Region of Norstan Communications, Inc. From July 1991 to August 1992, he was Executive Vice President of the South Region of Norstan Communications, Inc. From 1981 to 1991, he held various management positions with Norstan Communications, Inc.

    JAMES L. McGOVERN has been Executive Vice President of Communications Systems of Norstan Communications, Inc. since May 1995. From May 1994 to May 1995, he was Vice President of Corporate Marketing/Field Support of Norstan Communications, Inc. From May 1990 to May 1994, he was President of the Eastern Region of Norstan Communications, Inc. He was President of Norstan Communications, Inc. from January 1989 to May 1990, and was President of Norstan/ Electronic Engineering Company from May 1988 until its merger into Norstan Communications, Inc. in December 1988. Mr. McGovern was Executive Vice President of Norstan/Electronic Engineering Company from September 1985 to May 1988, and held the same position with a predecessor corporation from 1981 until its acquisition by the Company in September 1985.

    JAMES J. RADABAUGH has been Executive Vice President of Customer Services of Norstan Communications, Inc. since May 1995. From May 1994 to May 1995, he was Executive Vice President and Area General Manager of Norstan Canada Inc. From August 1992 to May 1994, he was President and Chief Operating Officer of Norstan Canada Inc. From April to August 1992, he was Executive Vice President and General Manager of Norstan Canada Inc. From 1990 to 1992, he was Vice President of Field Support for the Central Region of Norstan Communications, Inc. Prior to 1990, Mr. Radabaugh was employed by ROLM Corporation in various management positions.

    ROBERT F. SPOSITO has been Vice President of Marketing and Sales Operations of Norstan Communications, Inc. since May 1995. From May 1994 to May 1995, he was Vice President of Enterprise Account Marketing of Norstan Communications, Inc. From July 1990 to May 1994, he was Vice President of Marketing of the Company. He was Vice President of Corporate Field Support of the Company from February 1990 to July 1990, and served as a consultant to the Company from May 1989 to February 1990. Prior to 1989, Mr. Sposito was employed by IBM Corporation in various management positions.

    JAMES J. WEHNER has been Executive Vice President and Area General Manager (Southwestern Area) of Norstan Communications, Inc., since May 1994. From August 1989 to May 1994, he was President of the Southwest Region of Norstan Communications, Inc. Mr. Wehner was Executive Vice President and General Manager of the Eastern Region of Norstan Communications, Inc. from September 1988 to August 1989, and was Vice President of Operations of the Eastern Region from 1985 to September 1988.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    The Compensation and Stock Option Committee ("Committee") of the Board of Directors is composed entirely of non-employee directors. The Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. Further, the Committee annually reviews and makes recommendations to the Board of Directors concerning the compensation to be paid to the executive officers who are also directors. The base salaries and bonus formulas for Messrs. Baszucki, Mayer and Richard Cohen are determined by the Board of Directors acting on the recommendations of the Committee. Messrs. Baszucki, Mayer and Richard Cohen annually review and establish the base salaries and bonus formulas for all other executive officers who are not directors of the Company.

    The components of the Company's executive compensation program which are subject to the discretion of the Committee on an individual basis include (a) base salaries, (b) performance based bonuses, (c) stock options, (d) restricted stock grants, (e) stock appreciation rights, (f) performance awards and (g) other stock based awards.

    The Company's executive compensation philosophy is to link executive compensation directly to earnings performance and therefore to increases in shareholder value. The objectives of the Company's executive compensation program are to:

    - Support the achievement of desired Company earnings performance.

    - Provide compensation that enables the Company to attract and retain key executives.

    - Provide compensation opportunities that are linked to the performance of the Company and that directly link the interests of the executives with the interests of the shareholders.

    The Company's executive officers are eligible for annual cash bonuses under a performance bonus program. The program provides for the establishment of various annual performance goals which, if achieved, result in the payment of cash compensation to participants for that year over and above their base salary. The program is intended to focus management attention on key business goals and to reward superior performance. Goals under the program generally include corporate performance objectives and individual performance objectives. The target level of pretax earnings is assigned a significantly greater weight than the aggregate weight assigned to all remaining factors. At the beginning of the fiscal year ended April 30, 1995, performance goals for purposes of determining annual incentive compensation were determined based on strategic and financial measurements including a target level of pretax earnings. For fiscal 1995, the Company's executive officers were eligible to receive a specified percentage of their base salary as a bonus payable upon achievement of established Company, group and/or individual performance goals.

    LONG-TERM COMPENSATION PROGRAM

    The Norstan, Inc. 1995 Long-Term Incentive Plan (the "1995 Plan") provides for grants of stock options, restricted stock grants, stock appreciation rights, performance awards and other stock based awards. See "Proposal To Approve The Norstan, Inc. 1995 Long-Term Incentive Plan". Through stock grants and awards under this plan, executives will receive significant equity opportunity which provides an incentive to build long-term stockholder value. If the 1995 Plan is approved by the shareholders at the Annual Meeting, it will replace the 1986 Long-Term Incentive Plan of Norstan, Inc. which generally provides for similar benefits.

    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    Stock options and stock appreciation rights reward and encourage effective leadership that contributes to the Company's long-term financial success, as measured by an appreciation in its stock price. Stock options and stock appreciation rights only have value for the executives when the price of the Company's stock appreciates in value from the date the stock options or stock appreciation rights are granted. All stockholders will benefit from such increases in the Company's stock price.

    Executives are considered for stock option and stock appreciation rights grants consistent with the Company's goal to include in total compensation a long-term equity interest for executives. This also provides a greater opportunity for reward when long-term performance is consistently achieved. No stock options, stock appreciation rights or restricted stock awards were granted to executive officers during fiscal 1995, except that stock options covering 50,000 shares and a restricted stock award covering 5,000 shares of common stock were granted to Max A. Mayer when he joined the Company in 1995 as President and Chief Operating Officer. Generally, stock options are granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant, have ten-year terms, and have exercise restrictions which lapse over a five-year period. The restricted stock awards generally have restrictions which lapse over a four or five year period. The annual bonus and long-term incentives introduce considerable risk to the total executive compensation package. These elements are variable, may fluctuate significantly from year to year and are directly tied to Company performance.

    CHIEF EXECUTIVE OFFICER COMPENSATION

    The salary and bonus of the Chief Executive Officer is set by and subject to the discretion of the Committee with Board approval. The compensation for Paul Baszucki, the Company's Co-Chairman and Chief Executive Officer, is determined by using a process and philosophy similar to that used for other executive officers. The Committee considers its members' views as to comparative compensation for like positions at other companies together with its own assessment of Mr. Baszucki's performance and contributions to the Company, recommending a salary and performance bonus formula for the Board of Directors' approval. For fiscal 1995 he received a bonus of 61% of his base salary which bonus was based on achieving a target level of pretax earnings. The Committee believes Mr. Baszucki has managed the Company well in a challenging business climate and has achieved significantly better results than other companies in the industry.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors, or its Compensation and Stock Option Committee.

    Mr. Munson is Secretary of the Company and of counsel to the law firm of Mackall, Crounse & Moore, PLC, which provides legal services to the Company and was paid fees for legal services performed by it.

    GENERAL

    The Committee has reviewed the provisions of Internal Revenue Code Section 162(m) relating to the deductibility of annual executive compensation in excess of $1,000,000, and the proposed regulations relating to Section 162(m). The Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

    The purpose of this report is to inform shareholders of the responsibilities and the philosophy of the Committee with respect to executive compensation. Neither this report nor the Performance Graphs are intended to be used for any other purpose or to be incorporated by reference in any of the Company's past or future filings with the Securities and Exchange Commission.

                                          Compensation and Stock Option
                                          Committee

                                          Arnold Lehrman, CHAIRMAN
                                          Winston E. Munson
                                          Stanley H. Schweitzer

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    In April 1995, the Company entered into an employment agreement with Mr. Baszucki. The agreement has an initial term which ends on April 30, 1998, which is automatically extended on May 1, 1997, and on each May 1st thereafter, to a date which is 24 months after such renewal date unless the Company gives written notice to the contrary. The employment agreement provides for the participation of Mr. Baszucki in the employee benefit plans and fringe benefit programs which are from time to time maintained by the Company for its executive officers and for certain other fringe benefits. Base salary will be continued, at the level then in effect, for a period of 12 months if Mr. Baszucki dies during the employment period. The base salary for the current fiscal year for Mr. Baszucki is $294,000. The employment agreement also has provisions designed to encourage Mr. Baszucki to continue to carry out his duties in the event of a change in control (as hereinafter defined) of the Company. Under the agreement, if a change in control of the Company occurs, Mr. Baszucki's employment period is automatically extended to a date that is 36 months after the date of the change in control. If, after a change in control, Mr. Baszucki's employment is terminated by the Company (other than for cause or in case of disability) or by him within 18 months after the change in control or by him during the term of the agreement (1) because of certain changes in his duties, compensation, benefits or work location, or (2) because contractual performance of his duties becomes hazardous to his physical or mental health, or (3) for "good reason" (as defined in the agreement), or if the Company terminates his employment (whether or not a change in control has occurred) other than for cause or in case of disability, Mr. Baszucki would receive the compensation and benefits set forth below.

    In April 1995, the Company entered into employment agreements with Mr. Mayer and Mr. Richard Cohen. Each agreement has an initial term which ends on April 30, 1998, which is automatically extended on May 1, 1997, and on each May 1st thereafter, to a date which is 24 months after such renewal date unless the Company gives written notice to the contrary. Each employment agreement provides for participation in the employee benefit plans and fringe benefit programs which are from time to time maintained by the Company for its executive officers. Base salary will be continued, at the level then in effect, for a period of 12 months if the officer dies during the employment period, or if, other than caused by a change in control, the Company terminates his employment without cause during the employment period. The base salary for the current fiscal year for Mr. Mayer is $250,000 and for Mr. Cohen is $175,000. Each employment agreement also has provisions designed to encourage each officer to continue to carry out his duties in the event of a change in control (as hereinafter defined) of the Company. Under the agreements, if a change in control of the Company occurs, the officer's employment period is automatically extended to a date that is 36 months after the date of the change in control. If, after a change in control, the officer's employment is terminated by the Company (other than for cause or in case of disability) or by him within 18 months after the change in control or by him during the term of the agreement
(1) because of certain changes in his duties, compensation, benefits or work location, or (2) because contractual performance of his duties becomes hazardous to his physical or mental health, or (3) for "good reason" (as defined in the agreement), the officer would receive the compensation and benefits set forth below.

    If as above provided, the officer's employment is terminated as a result of a change in control, the compensation and benefits to be received by such officer are (1) two times his annual salary and incentive payment, (2) any resulting damages including two times the amount of his annual benefits under the Company's employee welfare benefit plans and perquisite programs, (3) up to $15,000 in outplacement expenses and (4) the vesting of all shares of restricted stock, performance awards, stock appreciation rights and stock options.

    A "change in control" is deemed to occur when and if (i) any person (other than Continuing Directors and Company benefit plans) (1) makes a tender offer for the Company's common stock pursuant to which shares of the Company are purchased or (2) acquires at least 20% of Company's stock or (ii) the shareholders of the Company approve a plan of merger or consolidation or to sell substantially all the assets of the Company or to liquidate the Company or (iii) a majority of the Board of Directors become individuals other than "Continuing Directors" (as defined in the agreements).

INDEBTEDNESS OF MANAGEMENT

    The Company had outstanding loans to Mr. Kamm, former Company President, during the last fiscal year in the principal aggregate amount of $90,000. A loan of $40,000 was satisfied with interest at 7% per annum before the end of the fiscal year. The balance will be satisfied after Mr. Kamm complies with the 24 month noncompetition provisions in his agreement.

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company, the former President of the Company, and each of the four most highly compensated executive officers of the Company as of April 30, 1995, whose total annual salary and bonus compensation for the most recent fiscal year exceeded $100,000.

                                                                                  LONG TERM COMPENSATION

                                        ANNUAL COMPENSATION                          AWARDS               PAYOUTS
                                                                                            SECURITIES
                                                         OTHER ANNUAL       RESTRICTED      UNDERLYING     LTIP      ALL OTHER
NAME AND PRINCIPAL  FISCAL                   BONUS       COMPENSATION          STOCK         OPTIONS/     PAYOUTS   COMPENSATION
     POSITION        YEAR    SALARY ($)     ($)(1)          ($)(2)        AWARDS($)(3)(4)    SAR'S (#)      ($)        ($)(5)
------------------  ------   ----------   -----------   ---------------   ---------------   -----------   -------   ------------
Paul Baszucki        1995     $ 279,562    $169,589           --              $-0-           -0- shs.      $-0-       $11,916
  Vice Chairman,     1994     $ 266,250    $197,786           --              $-0-           -0- shs.      $-0-       $11,049
  CEO and Director   1993     $ 253,575    $202,860           --              $47,000        -0- shs.      $-0-       $ 7,704
Ervin F. Kamm, Jr.   1995     $ 163,625    $ 72,930           --              $-0-           -0- shs.      $-0-       $56,910
  Former             1994     $ 231,525    $171,990           --              $-0-           -0- shs.      $-0-       $14,778
  President, COO     1993     $ 220,500    $176,400           --              $47,000        -0- shs.      $-0-       $10,065
  and Director
Richard Cohen        1995     $ 164,115    $ 99,028           --              $-0-           -0- shs.      $-0-       $ 6,695
  Vice Chairman,     1994     $ 156,300    $110,565           --              $-0-           -0- shs.      $-0-       $ 5,829
  CFO and Director   1993     $ 148,837    $119,070           --              $47,000        -0- shs.      $-0-       $ 4,344
Don C. Bice          1995     $ 150,000    $ 67,500           --              $-0-           -0- shs.      $-0-       $ 9,835
  Executive Vice     1994     $ 141,000    $101,726           --              $-0-           -0- shs.      $-0-       $ 9,384
  President and      1993     $ 126,500    $ 98,906           --              $-0-           -0- shs.      $-0-       $ 6,775
  Area General
  Manager (Central
  States Area) of
  Norstan
  Communications,
  Inc.
James L. McGovern    1995     $ 156,600    $ 63,823           --              $-0-           -0- shs.      $-0-       $ 9,113
  Executive Vice     1994     $ 156,600    $116,891           --              $-0-           -0- shs.      $-0-       $ 8,373
  President of       1993     $ 156,600    $ 79,243           --              $-0-           -0- shs.      $-0-       $ 5,979
  Communications
  Systems of
  Norstan
  Communications,
  Inc.
James Wehner         1995     $ 134,000    $ 93,800           --              $-0-           -0- shs.      $-0-       $ 5,891
  Executive Vice     1994     $ 131,500    $ 44,365           --              $-0-           -0- shs.      $-0-       $ 5,919
  President and      1993     $ 117,811    $101,139           --              $-0-           -0- shs.      $-0-       $ 4,403
  Area General
  Manager
  (Southwestern
  Area) of Norstan
  Communications,
  Inc.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Reflects bonus earned during the fiscal year. For all fiscal years all or a portion of the bonus was paid during the next fiscal year.
(2) Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10% of salary plus bonus reported for each named executive officer.

(3) The stock becomes vested in four equal installments. The first 25% became vested on 11/2/93, the second 25% on 11/2/94 and the remaining shares become vested in equal installments on 11/2/95 and 11/2/96. Vesting ceases upon termination of employment. The officers receive any dividends paid on these shares. The restrictions on Mr. Kamm's shares were waived on his termination of employment. No restricted stock awards were made in fiscal year 1995 or fiscal year 1994 to any named executive officer.
(4)  As of April  30, 1995, Messrs.  Baszucki, Kamm, Cohen,  Bice, McGovern  and
     Wehner held 2,000; zero; 2,000; zero; zero and zero shares of restricted common stock of the Company, respectively, subject to risk of forfeiture which, on such date, had market values of $45,000; none; $45,000; none;
     none and none, respectively. The aggregate restricted stock holdings for named executive officers at the end of the fiscal year were 4,000 shares of common stock with an aggregate market value of $90,000, based on the closing price of a share of common stock of $22.50 on the NASDAQ National
     Market System at fiscal year-end.
(5) All Other Compensation reported represents: (i) Company contributions to the 401(k) Plan of $3,600 for each executive officer and (ii) payments for executive disability insurance as follows: Mr. Baszucki, $8,316; Mr. Kamm, $12,310; Mr. Cohen, $3,095; Mr. Bice, $6,235; Mr. McGovern, $5,513; and Mr.
     Wehner $2,291 and (iii) payment to Mr. Kamm on his termination of employment of $41,000.

STOCK OPTIONS

    The following table provides information with respect to stock option exercises in fiscal 1995 by the named executive officers and the value of such officers' unexercised options at April 30, 1995.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                           NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                         OPTIONS AT FY-END (#)(1)         AT FY-END ($)(2)
                          SHARES ACQUIRED     VALUE     --------------------------  ----------------------------
          NAME            ON EXERCISE (#)  REALIZED ($) EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------  ---------------  -----------  -----------  -------------  -------------  -------------
Paul Baszucki                   -0-           $-0-          85,000        -0-       $   1,466,250   $   -0-
Ervin F. Kamm, Jr.            62,426        $837,538        -0-           -0-       $    -0-        $   -0-
Richard Cohen                   -0-           $-0-          -0-           -0-       $    -0-        $   -0-
Don C. Bice                     -0-           $-0-          40,000        -0-       $     630,000   $   -0-
James L. McGovern               -0-           $-0-          38,750         3,750    $     650,425   $    59,775
James Wehner                    -0-           $-0-          11,338         4,662    $     178,574   $    73,427

------------------------
(1)  There are no securities underlying outstanding stock appreciation rights.

(2) Calculated on the basis of the number of shares subject to such option multiplied by the excess of the closing price of a share of common stock of $22.50 on the NASDAQ National Market System, at fiscal year-end over the exercise price of such option.

PERFORMANCE GRAPH

    The following performance graph compares cumulative total shareholder returns on the Company's common stock over the last five fiscal years, ended April 30, 1995, with the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Non-Financial Stock Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                                 NORSTAN, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             COMPANY INDEX NORSTAN, INC.     MARKET INDEX NASDAQ STOCK MARKET (US COMPANIES)
4/30/90                            100.000                                            100.000
5/31/90                            104.854                                            109.423
6/29/90                            100.971                                            110.230
7/31/90                            104.854                                            104.696
8/31/90                             71.845                                             91.490
9/28/90                             69.903                                             82.821
10/31/90                            62.136                                             79.565
11/30/90                            50.485                                             87.145
12/31/90                            52.427                                             90.906
1/31/91                             52.427                                            100.968
2/28/91                             69.903                                            110.683
3/28/91                             76.699                                            118.074
4/30/91                             64.078                                            118.838
5/31/91                             74.757                                            124.279
6/28/91                             76.699                                            116.722
7/31/91                             77.670                                            123.617
8/30/91                             77.670                                            129.750
9/30/91                             80.583                                            130.224
10/31/91                            89.320                                            134.544
11/29/91                            91.262                                            130.037
12/31/91                            99.029                                            145.886
1/31/92                            132.039                                            154.453
2/28/92                            120.388                                            157.956
3/31/92                            108.738                                            150.509
4/30/92                             92.233                                            144.077
5/29/92                             97.087                                            145.969
6/30/92                             87.379                                            140.270
7/31/92                             93.204                                            145.230
8/31/92                            106.796                                            140.784
9/30/92                             99.029                                            146.004
10/30/92                            93.204                                            151.745
11/30/92                           110.680                                            163.814
12/31/92                           116.505                                            169.870
1/29/93                            120.388                                            174.707
2/26/93                            130.097                                            168.165
3/31/93                            118.447                                            173.058
4/30/93                            108.738                                            165.668
5/28/93                            122.330                                            175.532
6/30/93                            106.796                                            176.355
7/30/93                             99.029                                            176.590
8/31/93                            101.942                                            185.688
9/30/93                            110.680                                            191.224
10/29/93                           126.214                                            195.552
11/30/93                           132.039                                            189.712
12/31/93                           130.097                                            194.999
1/31/94                            139.806                                            200.912
2/28/94                            130.097                                            199.087
3/31/94                            120.389                                            186.836
4/29/94                            126.214                                            184.422
5/31/94                            122.330                                            184.882
6/30/94                            135.923                                            178.146
7/29/94                            133.981                                            181.802
8/31/94                            150.486                                            193.379
9/30/94                            147.573                                            192.888
10/31/94                           155.340                                            196.620
11/30/94                           149.515                                            190.084
12/30/94                           135.922                                            190.663
1/31/95                            143.689                                            191.731
2/28/95                            149.029                                            201.820
3/31/95                            176.699                                            207.710
4/28/95                            174.757                                            214.368

              PEER INDEX NASDAQ NON-FINANCIAL STOCKS SIC 0100-5999,7000-9999 US &

                                            FOREIGN

4/30/90                                                                       100.000

5/31/90                                                                       111.808

6/29/90                                                                       113.302

7/31/90                                                                       107.708

8/31/90                                                                        93.074

9/28/90                                                                        84.741

10/31/90                                                                       81.499

11/30/90                                                                       88.751

12/31/90                                                                       92.665

1/31/91                                                                       103.976

2/28/91                                                                       113.664

3/28/91                                                                       121.726

4/30/91                                                                       121.185

5/31/91                                                                       127.080

6/28/91                                                                       118.243

7/31/91                                                                       125.310

8/30/91                                                                       131.321

9/30/91                                                                       132.752

10/31/91                                                                      137.368

11/29/91                                                                      132.305

12/31/91                                                                      149.174

1/31/92                                                                       158.341

2/28/92                                                                       161.105

3/31/92                                                                       151.527

4/30/92                                                                       142.240

5/29/92                                                                       143.147

6/30/92                                                                       136.087

7/31/92                                                                       140.339

8/31/92                                                                       135.475

9/30/92                                                                       140.411

10/30/92                                                                      146.112

11/30/92                                                                      158.351

12/31/92                                                                      163.172

1/29/93                                                                       167.557

2/26/93                                                                       159.173

3/31/93                                                                       163.477

4/30/93                                                                       156.728

5/28/93                                                                       169.408

6/30/93                                                                       169.586

7/30/93                                                                       168.150

8/31/93                                                                       178.000

9/30/93                                                                       182.832

10/29/93                                                                      188.548

11/30/93                                                                      183.015

12/31/93                                                                      188.414

1/31/94                                                                       194.733

2/28/94                                                                       192.777

3/31/94                                                                       179.408

4/29/94                                                                       175.289

5/31/94                                                                       173.950

6/30/94                                                                       165.476

7/29/94                                                                       169.823

8/31/94                                                                       181.399

9/30/94                                                                       181.901

10/31/94                                                                      187.182

11/30/94                                                                      181.121

12/30/94                                                                      180.650

1/31/95                                                                       180.188

2/28/95                                                                       189.661

3/31/95                                                                       195.450

4/28/95                                                                       201.624


PERFORMANCE GRAPH

    The following performance graph compares cumulative total shareholder returns on the Company's common stock over the last three fiscal years, ended April 30, 1995, with the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Non-Financial Stock Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends.

               COMPARISON OF THREE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                                 NORSTAN, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             COMPANY INDEX NORSTAN, INC.     MARKET INDEX NASDAQ STOCK MARKET (US COMPANIES)
4/30/92                            100.000                                            100.000
5/29/92                            105.263                                            101.313
6/30/92                             94.737                                             97.358
7/31/92                            101.053                                            100.800
8/31/92                            115.789                                             97.714
9/30/92                            107.368                                            101.337
10/30/92                           101.053                                            105.322
11/30/92                           120.000                                            113.699
12/31/92                           126.316                                            117.902
1/29/93                            130.526                                            121.259
2/26/93                            141.053                                            116.719
3/31/93                            128.421                                            120.115
4/30/93                            117.895                                            114.986
5/28/93                            132.631                                            121.832
6/30/93                            115.789                                            122.403
7/30/93                            107.368                                            122.566
8/31/93                            110.527                                            128.881
9/30/93                            120.000                                            132.723
10/29/93                           136.843                                            135.727
11/30/93                           143.158                                            131.674
12/31/93                           141.053                                            135.344
1/31/94                            151.579                                            139.448
2/28/94                            141.053                                            138.181
3/31/94                            130.527                                            129.678
4/29/94                            136.843                                            128.002
5/31/94                            132.631                                            128.322
6/30/94                            147.369                                            123.646
7/29/94                            145.264                                            126.184
8/31/94                            163.159                                            134.219
9/30/94                            160.000                                            133.878
10/31/94                           168.421                                            136.469
11/30/94                           162.106                                            131.932
12/30/94                           147.368                                            132.334
1/31/95                            155.789                                            133.075
2/28/95                            161.579                                            140.078
3/31/95                            191.579                                            144.166
4/28/95                            189.473                                            148.787

              PEER INDEX NASDAQ NON-FINANCIAL STOCKS SIC 0100-5999,7000-9999 US &

                                            FOREIGN

4/30/92                                                                       100.000

5/29/92                                                                       100.638

6/30/92                                                                        95.674

7/31/92                                                                        98.664

8/31/92                                                                        95.244

9/30/92                                                                        98.714

10/30/92                                                                      102.722

11/30/92                                                                      111.327

12/31/92                                                                      114.716

1/29/93                                                                       117.799

2/26/93                                                                       111.905

3/31/93                                                                       114.930

4/30/93                                                                       110.186

5/28/93                                                                       119.100

6/30/93                                                                       119.225

7/30/93                                                                       118.216

8/31/93                                                                       125.141

9/30/93                                                                       128.538

10/29/93                                                                      132.556

11/30/93                                                                      128.666

12/31/93                                                                      132.462

1/31/94                                                                       136.905

2/28/94                                                                       135.529

3/31/94                                                                       126.130

4/29/94                                                                       123.235

5/31/94                                                                       122.293

6/30/94                                                                       116.336

7/29/94                                                                       119.392

8/31/94                                                                       127.530

9/30/94                                                                       127.883

10/31/94                                                                      131.596

11/30/94                                                                      127.335

12/30/94                                                                      127.004

1/31/95                                                                       126.679

2/28/95                                                                       133.339

3/31/95                                                                       137.409

4/28/95                                                                       141.749


CERTAIN TRANSACTIONS

    In March 1995, Sidney R. Cohen entered into a Consulting Agreement with the Company which provides that Mr. Cohen will serve as a consultant to the Company for a period of three years from May 1, 1995. Mr. Cohen continues to serve as director of the Company and as Co-Chairman of the Board of Directors. The Consulting Agreement also provides that during such period, Mr. Cohen will not engage directly or indirectly in any business in the geographic area serviced by the Company or its subsidiaries that is competitive with the business of the Company or its subsidiaries. Pursuant to the Consulting Agreement, the Company will pay Mr. Cohen a retainer of $95,000 per year and standard Director's fees and provide him with office space, secretarial assistance and the use of a Company automobile. The retainer will continue to be paid to Mr. Cohen for the remainder of the consulting period in the event of his disability, or to his beneficiary in the event of his death. The Consulting Agreement also provides that, in the event of Mr. Cohen's death during the consulting period, his beneficiaries will be paid the sum of $200,000, representing the proceeds of certain insurance policies payable to the Company, which policies are assigned to Mr. Cohen at the expiration of the consulting period.

    Winston E. Munson, Secretary and a Director of the Company, is of counsel to the law firm of Mackall, Crounse & Moore, PLC, counsel to the Company.

         BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth information as of June 26, 1995 (except as otherwise noted), regarding the beneficial ownership of the common stock of the Company, its only class of equity security outstanding, by each director or nominee for director of the Company, by each current executive officer of the Company named in the Summary Compensation Table herein, by all directors, nominees and current executive officers as a group, and by each person (including any "group" as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the common stock of the
Company:

                                           AMOUNT AND NATURE
                                                  OF
                                              BENEFICIAL            PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP (1)       OUTSTANDING (2)
---------------------------------------   -------------------    ----------------
Directors, nominees and executive
 officers:
  Paul Baszucki                           243,026(3)(4)(5)(6)          5.6%
  Richard Cohen                           268,841(3)(4)(7)             6.4%
  Sidney R. Cohen                          84,827(4)                   2.0%
  Arnold Lehrman                           77,722(3)(5)                1.8%
  Connie M. Levi                            6,200(5)                    *
  Max A. Mayer                             10,000                       *
  Winston E. Munson                        11,815(5)                    *
  Gerald D. Pint                           10,200(5)                    *
  Stanley H. Schweitzer                    22,450(4)(5)                 *
  Herbert F. Trader                        11,500(5)                    *
  Dr. Jagdish N. Sheth                      -0-                         *
  James L. McGovern                        69,305(5)                   1.6%
  James Wehner                             17,067(5)                    *
  All directors, nominees and executive   777,160(3)(4)(5)            17.6%
   officers as a group (16) persons,
   including those named above)

                                           AMOUNT AND NATURE
                                                  OF
                                              BENEFICIAL            PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP (1)       OUTSTANDING (2)
---------------------------------------   -------------------    ----------------
Other beneficial owners:
  David L. Babson & Company, Inc.         432,300(8)                  10.2%
   One Memorial Drive
   Cambridge, MA 02142
  First Bank Systems, Inc.                246,775(9)                   5.8%
   601 Second Avenue South
   Minneapolis, MN 55402
  Heartland Advisors, Inc.                255,200(10)                  6.0%
   790 North Milwaukee Street
   Milwaukee, WI 53202
  Perkins Capital Management, Inc.        236,240(11)                  5.6%
   730 East Lake Street
   Wayzata, MN 55391

------------------------
 * Less than one percent

(1) Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by the indicated person, except as otherwise noted.

(2) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

(3) Includes shares held by the indicated person as custodian or trustee for others, as to which shares the indicated person has voting or dispositive powers, as follows: Mr. Baszucki, 2,934 shares; Mr. Richard Cohen, 154,385 shares; Mr. Lehrman, 67,722 shares (which shares are also reported as beneficially owned by Richard Cohen); all directors, nominees and executive officers as a group, 157,319 shares.

(4) Includes shares beneficially held by members of the indicated person's family, as to which shares the indicated person has no voting or dispositive powers and disclaims beneficial ownership, as follows: Mr. Baszucki, 285 shares; Mr. Richard Cohen, 26,623 shares; Mr. Sidney Cohen, 15,000 shares; Mr. Schweitzer, 450 shares; all directors, nominees and executive officers as a group, 42,358 shares.

(5) Includes shares which would be issuable within 60 days if stock options held by the indicated person were exercised, as follows: Mr. Baszucki, 85,000 shares; Mr. Lehrman, 10,000 shares; Ms. Levi, 6,000 shares; Mr.
     Munson, 10,000 shares; Mr. Pint, 10,000 shares; Mr. Schweitzer, 10,000 shares; Mr. Trader, 10,000 shares; Mr. McGovern, 38,750 shares; Mr. Wehner, 11,338 shares; all directors, nominees and executive officers as a group, 192,648 shares.

(6)  Mr. Baszucki's address is 250 Wakefield Road, Orono, Minnesota 55391.

(7)  Mr. Cohen's address is 6990 Tupa Drive, Edina, Minnesota 55439.

(8) According to a Schedule 13G dated February 10, 1995, and filed with the Securities and Exchange Commission, David L. Babson & Company, Inc. has sole voting power with respect to 302,600 of such shares and shared voting power with respect to 129,700 of such shares and sole dispositive power with respect to 432,300 of such shares.

(9) According to a Schedule 13G dated February 13, 1995, and filed with the Securities and Exchange Commission, First Bank System, Inc. has sole voting power with respect to 246,775 shares and sole dispositive power with respect to 240,900 shares.

(10) According to a Schedule 13G dated February 15, 1995, and filed with the Securities and Exchange Commission, Heartland Advisors, Inc. has sole dispositive power and no voting power with respect to such shares.

(11) According to a Schedule 13G dated February 8, 1995, and filed with the Securities and Exchange Commission, Perkins Capital Management, Inc. has sole voting power with respect to 9,800 shares and sole dispositive power with respect to 236,240 shares.

                         COMPLIANCE WITH SECTION 16(A)

    The Company's directors, its executive officers, and any persons holding more than 10% of the outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                     PROPOSAL TO APPROVE THE NORSTAN, INC.
                         1995 LONG-TERM INCENTIVE PLAN

    At the Annual Meeting the shareholders will consider and act upon a proposal to approve the Norstan, Inc. 1995 Long-Term Incentive Plan (the "1995 Plan"). The 1995 Plan was adopted by the Board of Directors in August 1995, subject to approval by the shareholders at the Annual Meeting. At the Annual Meeting, the shareholders will consider and act upon a proposal to approve the 1995 Plan. The Board of Directors believes that stock grants and awards have been, and will continue to be, an important compensation element in attracting and retaining key personnel. The objectives of the 1995 Plan are to aid the Company in maintaining and developing personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. If the 1995 Plan is approved by the shareholders at the Annual Meeting, it will replace the 1986 Long-Term Incentive Plan of Norstan, Inc. (the "1986 Plan"), which generally provides for similar benefits. All outstanding options and awards under the 1986 Plan will continue in effect. The principal provisions of the 1995 Plan are summarized below.

    The 1995 Plan permits the granting of stock options, stock appreciation rights, restricted stock, performance awards and other stock-based awards to employees of the Company or its subsidiaries and to consultants or advisors providing bonafide services to the Company or its subsidiaries. Non-employee directors are not eligible for awards under the 1995 Plan.

    The number of shares of common stock initially available for granting awards under the 1995 Plan is 600,000 shares, provided that, in each fiscal year during which the 1995 Plan is effective commencing in the fiscal year beginning May 1, 1996, the total number of common shares authorized for issuance will be increased by a number of shares equal to one percent (1%) of the total outstanding shares of common stock as of the first day of such fiscal year, such increases to be cumulative. No more than 600,000 shares shall be cumulatively available for the grant of incentive stock options under the 1995 Plan.

    The 1995 Plan is administered by the Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee") which has the authority and discretion to select participants, determine the time at which awards shall be granted, set the period and terms and conditions under which each award becomes exercisable, and make any other determinations which are necessary or advisable for the administration of the 1995 Plan. The Committee consists of three or more non-employee directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Participants may receive more than one award under the 1995 Plan.

    Stock options granted under the 1995 Plan may be either incentive stock options ("Incentive Stock Options") subject to certain limitations and restrictions with the intent that such options will qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify as Incentive Stock Options under such statutory provisions ("Nonqualified Stock Options").

    The exercise price per share under any stock option, the grant price of any stock appreciation right ("SAR"), and the purchase price of any security which may be purchased under any other stock-based award may not be less than 100% of the fair market value of the Company's common stock on the date of the grant of such option, SAR or right. Options may be exercised by payment in full of the exercise price in cash. Additionally, at the discretion of the Committee, options may be exercised, in whole or in part by the transfer of shares of the Company's common stock owned by the participant with a market value equal to the exercise price, or by withholding from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price, or by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon exercise of the option, or by any combination thereof.

    The 1995 Plan provides for the issuance of SARs, which entitle the recipient to receive an amount equivalent to the difference between the fair market value of the Company's stock on the date of grant and the date of exercise. SARs may be granted in tandem with stock options or as a "freestanding" right not in tandem with an option. The exercise of SARs granted in tandem with options would require the surrender of the related options. Any amount payable upon exercise of SARs may be paid in cash, in shares of common stock, or a combination of cash and shares, as determined by the Committee.

    The 1995 Plan also provides for the issuance of restricted stock ("Restricted Stock") upon such terms and conditions as the Committee specifies. For participants it determines are eligible to receive Restricted Stock, the Committee specifies a restricted period and vesting schedule, according to which ownership of the Restricted Stock will vest in the recipient. Prior to the expiration of the restricted period recipients of Restricted Stock have limits placed on their ownership and related rights in Restricted Stock which may include the deferral of dividends or other limitations. Unless otherwise agreed upon by the Committee and the recipient, holders of Restricted Stock have the right to vote the restricted shares prior to the expiration of the restricted period. Except to the extent otherwise provided by the Committee, if the recipient of Restricted Stock shall cease to be continuously employed by the Company during the restricted period, the recipient's rights to Restricted Stock not yet vested will be forfeited.

    Performance awards made pursuant to the 1995 Plan entitle the recipient to receive future payments of cash or distributions of shares of common stock upon the achievement of pre-established performance goals. Performance goals are established by the Committee. Performance awards may be granted in conjunction with or separate from stock options granted under the 1995 Plan.

    Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that, upon the grant or exercise thereof, the holder will receive shares of common stock, cash, or any combination thereof, as the Committee shall determine.

    No award granted under the 1995 Plan may be assigned or transferred by the individual to whom it is granted, otherwise than by will or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual.

    If any shares of common stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards are available for future awards under the 1995 Plan. No person may be granted any award or awards, the value of which awards are based solely on an increase in the value of Company common stock after the date of grant of such awards, for more than 100,000 shares of Company common stock, in the aggregate, in any calendar year.

    The Board of Directors may at any time amend or discontinue the 1995 Plan, provided that shareholder approval must be obtained for any change that (i) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company; or (ii) requires the approval of the Company's shareholders under the Internal Revenue Code in order to permit Incentive Stock Options to be granted under the 1995 Plan.

    The closing price per share of the Company's common stock on August 8, 1995, as reported on the NASDAQ National Market System, was $25.

    The Company cannot now determine the number of stock options, awards of restricted stock or other awards to be received by the named executive officers, all executive officers as a group, and all other employees as a group under the 1995 Plan in the fiscal year ending April 30, 1996. However, in the fiscal year ended April 30, 1995, one executive officer received stock option grants of 50,000 shares and a restricted stock award of 5,000 shares under the 1986 Plan and a stock award of 5,000 shares and one non-executive officer received a stock option grant of 5,000 shares of common stock under the 1986 Plan.

    The 1995 Plan continues in effect through August 7, 2005, ten years from the effective date of the 1995 Plan, unless earlier terminated by the Board of Directors. The Board of Directors generally may amend, suspend or terminate the 1995 Plan or any portion thereof at any time. No amendment may be made without the consent of shareholders where such amendment would (i) increase the aggregate number of shares with respect to which awards may be made under the 1995 Plan; (ii) change the class of persons eligible to participate in the 1995 Plan; or (iii) materially increase the benefits accruing to participants under the 1995 Plan. No amendment, suspension or termination of the 1995 Plan by the Board may have the effect of impairing any awards previously granted to a participant, unless the participant consents to such impairment.

    Under the Internal Revenue Code, as presently in effect, the following principal federal tax consequences generally will result under the 1995 Plan:

        1. The recipient of a stock option or SAR will not be deemed to receive any income for federal tax purposes at the time an option or SAR is granted, nor will the Company be entitled to a tax deduction at that time.

        2. In the case of Incentive Stock Options, there is no tax liability to the recipient at time of exercise (excluding potential alternative minimum tax consequences). Generally, the recipient will at the time of sale be taxed on any gain, measured as the difference between the option price on the date of grant and the sale price. If the sale price is less than the option price, the difference will be treated as a capital loss.

        3. In the case of an exercise of a Nonqualified Stock Option, recipients generally will be deemed to have received ordinary income in an amount equal to the difference between the option price and market price of the shares on the exercise date. Upon a sale of stock acquired pursuant to a Nonqualified Stock Option, any difference between the sale price and the market value of the stock when the option was exercised will be treated as capital gain or capital loss.

        4. In the case of an exercise of SARs, the recipient will be deemed to have received ordinary income on the exercise date in an amount equal to any cash and/or the market value of unrestricted shares received.

        5. A recipient of Restricted Stock normally will not recognize taxable income at the time the stock is granted, unless the recipient's rights to part or all of the stock are immediately vested. Thereafter, the recipient will recognize ordinary income as the restrictions lapse. The amount of such ordinary income will be equal to the market value of the stock (in excess of any amount paid by the recipient) at the time of the lapse. However, the recipient may elect pursuant to section 83(b) of the Internal Revenue Code to recognize ordinary income in an amount equal to the market value of the Restricted Stock (in excess of any amount paid by the recipient) at the time the stock is granted. Any subsequent change in the value of the Restricted Stock would then be treated as capital gain or loss if and when the stock is sold. The Company will be allowed a deduction when and as the value of the Restricted Stock is treated as ordinary income to the recipient.

        6. Upon the exercise of a Nonqualified Stock Option or SAR or the vesting of Restricted Stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient. No income tax deduction will be allowed the Company as a result of the exercise of an Incentive Stock Option. However, if shares acquired pursuant to the exercise of an Incentive Stock Option are disposed of before the later of one year from the date of exercise and two years from the date of grant, the Company will be allowed an income tax deduction equal to the ordinary income recognized by the recipient as a result of the premature sale.

    The income tax consequences set forth above are a summary only, and are based upon laws currently in effect. The tax consequences may be different in particular circumstances.

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the proposal to approve the Norstan, Inc. 1995 Long-Term Incentive Plan, unless other instructions are indicated thereon.

    Approval of the Norstan, Inc. 1995 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the 1995 Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NORSTAN, INC. 1995 LONG-TERM INCENTIVE PLAN.

                     PROPOSAL TO APPROVE THE NORSTAN, INC.
                  RESTATED NON-EMPLOYEE DIRECTORS' STOCK PLAN

    The Norstan, Inc. 1995 Restated Non-Employee Directors' Stock Plan (the "Restated Plan") was adopted by the Board of Directors in August 1995, subject to approval by the shareholders at the Annual Meeting. At the Annual Meeting, the shareholders will consider and act upon a proposal to approve the Restated Plan.

    The Restated Plan is intended to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee directors.

    The Board of Directors adopted the Restated Plan to amend and restate the Company's 1986 Directors' Stock Option Plan (the "1986 Plan"). Since 1986, the 1986 Plan has provided for an automatic grant, to each non-employee director, of an option to purchase 10,000 shares of the Company's common stock upon the initial election or appointment of the non-employee director to the Board of Directors. Authority for such grants under the 1986 Plan is scheduled to terminate in 1996. The Board of Directors has determined that the Company should continue to authorize grants of stock options to non-employee directors on substantially the same basis as under the 1986 Plan. In addition, the Board concluded that the 1986 Plan should be amended to provide among other things that non-employee directors would receive their annual director's retainer fee in the form of common stock of the Company, that the number of shares of common stock available for issuance would be increased from 100,000 to 150,000 shares and that the term of the Plan should be extended to August 7, 2005. The provisions of the Restated Plan also apply to the stock options now outstanding which were issued under the 1986 Plan. The Restated Plan provides for a grant to each director who is not an employee of the Company or any subsidiary of a stock option to purchase 10,000 shares of common stock. Such grant will be made automatically to each new non-employee director on the day of such non-employee director's initial election or appointment to the Board.

    The exercise price of the option is the fair market value of the common stock as of the date of grant, and each option is for a term of ten years. The options are Nonqualified Stock Options which are not intended to qualify as Incentive Stock Options under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

    Options may be exercised by payment of cash or transfer of shares of the Company's common stock already owned by the non-employee director with a market value equal to the exercise price, or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price, or by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon exercise of the option, or by any combination thereof.

    Options granted to the non-employee director vest and become exercisable in five equal installments of 20% six months after the date of grant and 20% on each of the first four anniversaries of the date of grant. A non-employee director whose service as a director terminates before the award is vested will forfeit any nonvested options upon termination of service unless such termination is a qualified termination. A qualified termination is termination of service due to the director's death or disability, retirement from the Board at or after age 65 or termination of service with the consent of a majority of the other directors of the Board. In the event of a director's qualified termination, any nonvested stock options granted to the director immediately vest and become exercisable. All options granted will immediately vest upon a "Change in Control". For purposes of this Plan, the term "Change in Control" has the same meaning as that set forth in the Norstan, Inc. 1995 Long-Term Incentive Plan. See "Proposal to Approve the Norstan, Inc. 1995 Long-Term Incentive Plan". Options granted under the Restated Plan are exercisable only by the non-employee director or by his or her beneficiary in the event of the director's death during the option term. Options granted are not transferable or assignable except pursuant to the non-employee director's will or the laws of descent and distribution. In no event shall any option granted be exercisable at any time after ten years after the date the option is granted.

    Under current federal income tax law, a non-employee director who is granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the excess of the fair market value of the shares on the exercise date over the option price. The Company is entitled to a deduction at the time the non-employee director recognizes income in an amount equal to such income. Upon disposition of shares acquired through exercise of an option, the non-employee director will recognize gain or loss measured by the difference between the amount received for the shares and their basis, which is generally the fair market value of the shares on the date of exercise.

    The Board has set the current annual retainer for non-employee directors at $10,000 per annum, all of which will be paid in common stock issued under the Restated Plan. Thus, if the Restated Plan is approved, each non-employee director will receive on the date of the Annual Meeting of shareholders for services during the following year that number of shares of common stock of the Company (rounded to the nearest ten shares) which has a fair market value equal to the annual retainer of $10,000. For example, based upon the fair market value of $25 for a share of common stock, each non-employee director would receive an award of 400 shares of common stock on September 20, 1995.

    A non-employee director who becomes a member of the Board after the Annual Meeting of stockholders in any year will be awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the fair market value of a share of common stock on the day of the director's election or appointment to the Board will be used.

    If approved by the stockholders, the Restated Plan will continue through August 7, 2005. All directors of the Company who are not employees of the Company, of which there will be eight, will participate in the Restated Plan. None of the persons named in the Compensation Table will be eligible to participate in the Restated Plan, and none of the non-employee directors eligible to participate in the Restated Plan are eligible to participate in any of the other stock plans of the Company. Up to 150,000 shares of common stock may be issued under the Restated Plan. Such shares may be treasury shares or authorized and unissued shares.

    The Restated Plan is administered by the Board of Directors. The Board of Directors may at any time amend or discontinue the Restated Plan, except that no such action shall adversely affect any rights as to any annual retainer shares theretofore received or stock options previously granted. If required to qualify the Restated Plan under Rule 16b-3 under the Securities Exchange Act of 1934, no amendment of the Restated Plan shall be made more than once every six months, except to comport to certain law changes, or, if required under Rule 16b-3 or by any rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company. No amendment shall be made without the approval of the Company's shareholders which would materially increase benefits under the Restated Plan, materially increase the number of shares that may be issued under the Restated Plan, materially modify the requirements for eligibility under the Restated Plan, or make any other change requiring shareholder approval.

NEW PLAN BENEFITS IF RESTATED PLAN IS AMENDED

    The table below sets forth the number of shares which will become subject to stock options and the number of annual retainer shares that will be granted to non-employee directors of the Company if the Restated Plan is amended as proposed. The number of shares that will be granted in lieu of the cash annual retainer is subject to the stock price on the date of grant. For example, based upon the fair market value of $25 for a Common Share of stock, each non-employee director would receive an annual retainer of 400 common shares on September 20, 1995.

                                 PLAN BENEFITS
                  RESTATED NON-EMPLOYEE DIRECTORS' STOCK PLAN

                                                                                        RETAINER
                                                                                         SHARES
                                                                 OPTION     RETAINER     DOLLAR
                           POSITION                              SHARES      SHARES     VALUE ($)
--------------------------------------------------------------  ---------  -----------  ---------
Named executive officers                                           -0-         -0-         -0-
All current executive officers, as a group                         -0-         -0-         -0-
All current non-executive directors and nominees for director
 who are not executive officers, as a group                        10,000       3,200   $  80,000
All employees who are not executive officers, as a group           -0-         -0-         -0-

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the proposal to approve the Norstan, Inc. Restated Non-Employee Directors' Plan, unless other instructions are indicated thereon.

    Approval of the Norstan, Inc. Restated Directors' Plan requires the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the 1995 Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NORSTAN, INC. RESTATED NON-EMPLOYEE DIRECTORS' PLAN.

                       PROPOSAL TO RATIFY THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Arthur Andersen LLP as independent public accountants to audit the books, records and accounts of the Company for the fiscal year ending April 30, 1996. The firm also audited the books, records and accounts of the Company for the fiscal year ended April 30, 1981 and for each fiscal year thereafter.

    Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares present in person or by proxy at the 1995 Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                           PROPOSALS OF SHAREHOLDERS

    Any proposal of a shareholder of the Company intended to be presented at the Annual Meeting of shareholders in 1996 must be received at the Company's office on or before April 19, 1996 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                        FINANCIAL AND OTHER INFORMATION

    The Company's Annual Report for the fiscal year ended April 30, 1995, including financial statements, is being sent to stockholders of record as of the close of business on July 24, 1995 together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended April 30, 1995 as filed with the Commission to any stockholder who submits a written request to the Company's offices, Attention: Investor Relations, 605 North Highway 169, Plymouth, Minnesota 55441.

                                 OTHER MATTERS

    At the date of this Proxy Statement, management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

                                          By Order of the Board of Directors
                                          WINSTON E. MUNSON, SECRETARY

August 17, 1995

                                  NORSTAN, INC.

                   RESTATED NON-EMPLOYEE DIRECTORS' STOCK PLAN


     1. PURPOSE. The purpose of this Norstan, Inc. Restated Non-Employee Directors' Stock Plan (the "Restated Plan") is to strengthen the ability of Norstan, Inc. (the "Company") to attract and retain as directors persons of experience and ability who are not employees of the Company or its Subsidiaries ("Non-Employee Directors"), and to encourage such directors to acquire a proprietary interest in the Company, thereby creating an additional incentive to such directors to promote the Company's best interests and to continue as directors. For purposes of this Restated Plan, "Subsidiary" means any corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company. The Board of Directors adopted the Restated Plan to amend and restate the 1986 Directors' Stock Option Plan (the "1986 Plan").

     2. SHARES OF STOCK SUBJECT TO THIS RESTATED PLAN. The number of shares which may be issued pursuant to this Restated Plan shall not exceed 150,000 shares of the $.10 par value common stock of the Company (the "Common Stock"), subject to adjustment as provided herein. Such shares may be authorized and unissued shares or shares previously acquired or to be acquired by the Company and held in treasury. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be available for grant under this Restated Plan.

     3. AUTOMATIC OPTION GRANT. Under this Restated Plan, each Non-Employee Director is automatically granted an option to purchase shares of Common Stock. Each person who was elected to be a director of the Company at the 1986 Annual Meeting of Shareholders of the Company and who was not an employee of the Company or its Subsidiaries at the time of such election, received a one-time grant of an option under this Restated Plan for 10,000 shares of Common Stock. Each person who was first elected or appointed to be a director of the Company subsequent to the 1986 Annual Meeting of Shareholders of the Company and who was not then an employee of the Company or its Subsidiaries, at the time of such election or appointment, received a one-time grant of an option under this Restated Plan for 10,000 shares of Common Stock. Any other person who, during the term of this Restated Plan, is first elected or appointed to be a director of the Company and who is not then an employee of the Company or its Subsidiaries shall, upon such election or appointment, receive a one-time grant of an option under this Restated Plan for 10,000 shares of Common Stock.

     4. TERM AND EXERCISE OF OPTION. The term of each option shall be for ten years from the date of grant, subject to earlier termination as provided herein.

          a. As to directors elected at the 1986 Annual Meeting of Shareholders of the Company, except as otherwise provided herein, each option is exercisable in full at any time during the period commencing on the date of grant and ending ten years from the date of grant.

          b. As to directors elected subsequent to the 1986 Annual Meeting of Shareholders of the Company, except as otherwise provided herein, each option granted will be exercisable in cumulative installments as follows:

               (1) Twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing six months from the date of grant and ending ten years from the date of grant;

               (2) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing one year from the date of grant and ending ten years from the date of grant;

               (3) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing two years from the date of grant and ending ten years from the date of grant;

               (4) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing three years from the date of grant and ending ten years from the date of grant; and

               (5) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing four years from the date of grant and ending ten years from the date of grant.

               (6) The amounts set forth in subparagraphs (1), (2), (3), (4) and (5), above, shall be cumulative.

     5. ISSUANCE AND TERMS OF OPTION AGREEMENTS. Each person to whom an option is granted under this Restated Plan shall be entitled to receive an appropriate agreement evidencing the option and referring to the terms and conditions of this Restated Plan.

     6.   OPTION PRICE.

          a. Each option agreement shall state the number of shares to which it pertains and shall state the option price, which shall be the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value", as used in this Restated Plan, shall mean the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System for a pertinent option grant date.

          b. The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, equal to the option price for the shares being purchased; except that any portion of the option price representing a fraction of a share shall in any event be paid in cash, or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price or by any combination of the above. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. As of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Restated Plan.

     7.   ANNUAL RETAINER.

          a. The Board shall each year determine the annual retainer payable to all Non-Employee Directors of the Company.

          b. Commencing with the Annual Meeting of Shareholders in September 1995 and on the date of each annual meeting of shareholders thereafter, each Non-Employee Director shall receive for service as a director of the Company his or her annual retainer (exclusive of any per meeting fees, committee fees, bonuses or expense reimbursements), as set from time to time by the Board ("Annual Retainer") in the form of a stock payment ("Stock Payment") in shares of the Company's Common Stock.

          c. The Annual Retainer shall automatically be paid in shares of Common Stock on the date of the Annual Meeting of Shareholders in September of 1995 and on the date of the annual meeting of shareholders in each succeeding year (rounded to the nearest ten shares). The total number of shares of Common Stock included in each Stock Payment shall be determined by dividing the amount of a Non-Employee Director's Annual Retainer that is to be paid in shares of Common Stock by the Fair Market Value of a share of Common Stock. The Annual Retainer payable to each Non-Employee Director elected at the September 1995 Annual Meeting of Shareholders has been set at $10,000 by the Board of Directors. For purposes of the Restated Plan, Fair Market Value shall be determined on September 20, 1995 and on the date of each annual meeting of shareholders thereafter by taking the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System.

          d. A Non-Employee Director who becomes a member of the Board after the annual meeting of shareholders in any year will be awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the Fair Market Value of a share of Common Stock on the day of the director's election or appointment to the Board will be used.

          e. If a Non-Employee Director's services as a board member are terminated prior to the next annual meeting of the Company's shareholders, and such termination is not a qualified termination ("Qualified Termination"), a prorata portion of the Annual Retainer reflecting payment for service during the remainder of such annual term shall be repaid to the Company by such Non-Employee Director.

          f. Any shares of common stock issued as the Annual Retainer shall be restricted shares and shall not be sold or transferred by the Non-Employee Director for a period of at least six months.

     8. WITHHOLDING TAXES. The Company and its Subsidiaries shall have the right to require the payment (through withholding or otherwise) of any federal, state or local taxes required by law to be withheld with respect to the issuance of shares upon the exercise of an option or the payment of the Annual Retainer.

     9. GENERAL RESTRICTIONS. The issuance of Common Stock or the delivery of certificates for such Common Stock to Non-Employee Directors hereunder shall be subject to the requirement that, if at any time the Company shall reasonably determine, in its discretion, that the listing, registration or qualification of such shares upon any securities exchange or under any state or federal law, the consent or approval of any government body, or an agreement by the Non-Employee Director with respect to the shares of Common Stock, is necessary or desirable as a condition of, or in connection with, such issuance or delivery thereunder, such issuance or delivery shall not take place unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not reasonably acceptable to the Company.

     10. NONTRANSFERABILITY. All options and other rights granted under this Restated Plan shall be nontransferable by the Non-Employee Director, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Non-Employee Director's lifetime, only by the Non-Employee Director.

     11.  TERMINATION OF DIRECTORSHIP.

          a. If an optionee shall cease to be a director of the Company, and such termination is not a Qualified Termination, the optionee may, within a period of two years after the date of such termination, exercise any option hereunder if and to the extent that the optionee was entitled to exercise it at the date of such termination.

          b. In the event of the death of an optionee while a director of the Company, the option theretofore granted to the optionee shall be exercisable only by the proper beneficiary within a period of two years after the date of death.

          c. Notwithstanding paragraphs a and b of this Section 11 or any other provision of this Restated Plan, no option or part of an option shall be exercisable by the optionee or any beneficiary after the expiration of the term of the option.

     12. QUALIFIED TERMINATION. A Qualified Termination is termination of service as a director for any of the following reasons: (a) the director's retirement at any time after age 65, (b) the director's Board service is terminated by reason of the director's death or disability, or (c) the director's Board service is terminated with the consent of a majority of the other directors. In the event of a director's Qualified Termination, any nonvested stock options granted to the director shall immediately vest and may be exercised within a period of two years after the date of such termination and no portion of the Annual Retainer shall be repayable to the Company by the director.

     13. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or other similar corporate change, then if the Board of Directors shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option, in the option prices or in other rights granted hereunder or in the maximum number of shares subject to this Restated Plan, such adjustments shall be made by the Board of Directors and shall be conclusive and binding for all purposes of this Restated Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights, or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

     14. CHANGE IN CONTROL. Notwithstanding any other provision contained in the Restated Plan, in case any Change in Control ("Change in Control") occurs, all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms and any and all restrictions on Common Stock issued hereunder shall be immediately waived and released.

For the purposes of the Restated Plan, a Change in Control shall be deemed to occur when and if:

          a. Any Person (meaning any individual, firm, corporation, partnership, trust or other entity, and includes a "group" (as that term is used in Sections 13(d) and 14(d) of the Act), but excludes Continuing Directors (as defined below) and benefit plans sponsored by the Company):

               (1) makes a tender or exchange offer for any shares of the Company's outstanding voting securities at any point in time (the "Company Stock") pursuant to which any shares of the Company's Stock are purchased; or

               (2) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of Company's Stock; or

          b. The shareholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another unaffiliated corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company; or

          c. A majority of the members of the Board become individuals other than Continuing Directors (as defined below).

               A "Continuing Director" means: (a) any member of the Board as of June 8, 1995, and (b) any other member of the Board, from time to time, who was
(i) nominated for election by the Board or (ii) appointed by the Board to fill a vacancy on the Board or to fill a newly-created directorship, in each case excluding any individual nominated or appointed (y) at a Board meeting at which the majority of directors present are not Continuing Directors or (z) by unanimous written action of the Board unless a majority of the directors taking such action are Continuing Directors.

     15. CLAIM TO STOCK OWNERSHIP OR DIRECTORSHIP. Except as otherwise provided herein, no Non-Employee Director shall have any claim or right to be granted an option or to have stock issued under the Restated Plan. No Non-Employee Director, prior to issuance of the stock, shall be entitled to voting rights, dividends or other rights of shareholders except as otherwise provided in this Restated Plan. This Restated Plan shall not be construed as giving any person any right to continue as a director of the Company.

     16. EXPENSES OF RESTATED PLAN. The expenses of administering this Restated Plan shall be borne by the Company.

     17. AMENDMENT OR DISCONTINUANCE. The Restated Plan may be amended or modified at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that no amendment or modification may become effective without approval by the shareholders of the Company in accordance with Paragraph 21 below if shareholder approval is required to enable the Restated Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable, and provided further, that no amendment or modification shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employment Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No amendment or modification of the Restated Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Annual Retainer shares theretofore received, or stock options theretofore granted, without such Non-Employee Director's written consent. Unless earlier terminated by action of the Board, the Restated Plan will terminate on August 7, 2005.

     18. SECTION 16 COMPLIANCE. With respect to persons subject to Section 16 of the Act, transactions under this Restated Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Restated Plan or action by the plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors. Moreover, in the event the Restated Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Restated Plan insofar as Non-Employee Directors subject to
Section 16 are concerned. All grants and exercises of options and the issuance of shares under the Restated Plan shall be executed in accordance with Section 16 and any regulations promulgated thereunder.

     19. INTERPRETATION. This Restated Plan shall be administered by the Board of Directors. The interpretation and construction of any provision of this Restated Plan and any option granted hereunder shall be made by the Board of Directors and shall be final, conclusive and binding on the Company, the Non-Employee Director and all other persons.

     20. GOVERNING LAW. To the extent not preempted by federal law, the Restated Plan shall be governed by the laws of the State of Minnesota.

     21. SHAREHOLDER APPROVAL AND ADOPTION. The Restated Plan shall be submitted to the shareholders of the Company for their approval and adoption at the meeting of shareholders of the Company to be held on September 20, 1995.
The Restated Plan, as amended, shall not be effective unless and until the Restated Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Restated Plan only if it is approved and adopted at a meeting of the shareholders duly held on that date (or any adjournment of said meeting occurring subsequent to such date) by vote taken in the manner required by the laws of the State of Minnesota. Any option granted under the Restated Plan subsequent to August 8, 1995, and prior to the date of such approval shall be contingent on such approval. The provisions of the Restated Plan including the amendments made herein shall apply to the stock options now outstanding which were granted under the 1986 Plan.

     22. EFFECTIVE DATE OF THE RESTATED PLAN. The effective date of this amended and Restated Plan shall be August 8, 1995, subject to shareholder approval as described above on or before August 7, 1996.

                                  NORSTAN, INC.

                          1995 LONG-TERM INCENTIVE PLAN


SECTION 1.   PURPOSE; EFFECT ON PRIOR PLANS.

     (a) PURPOSE. The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

     (b) EFFECT ON PRIOR PLANS. From and after the date on which the Company's stockholders approve this Plan, no stock options, restricted stock awards, stock appreciation rights, performance awards or other awards shall be granted or awarded under the Company's 1986 Long-Term Incentive Plan, as amended ("1986 Plan"). All outstanding stock options, restricted stock awards, stock appreciation rights and performance awards granted under the 1986 Plan prior to the date on which the Company's stockholders approve this Plan shall continue and remain outstanding in accordance with the terms thereof.

SECTION 2.  DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "AFFILIATE" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "AWARD" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, or Other Award granted under the Plan.

     (c) "AWARD AGREEMENT" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "CODE" shall mean the internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "COMMITTEE" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the

Committee shall be a "disinterested person" within the meaning of Rule 16b-3.

     (f) "COMPANY" shall mean NORSTAN, INC., a Minnesota corporation, and any successor corporation.

     (g) "ELIGIBLE PERSON" shall mean any employee, or any consultant or advisor providing bonafide services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall not be an Eligible Person.

     (h) "FAIR MARKET VALUE" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

     (i) "INCENTIVE STOCK OPTION" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (j)  "NON-QUALIFIED STOCK OPTION" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (k) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (l) "OTHER (STOCK-BASED) AWARD" shall mean any right granted under Section 6(f) of the Plan.

     (m) "PARTICIPANT" shall mean an Eligible Person designated to be granted an Award under the Plan.

     (n) "PERFORMANCE AWARD" shall mean any right granted under Section 6(c) of the Plan.

     (o) "PLAN" shall mean this 1995 Long-Term Incentive Plan, as amended from time to time.

     (p) "RESTRICTED STOCK" shall mean any Share granted under Section 6(b) of the Plan.

     (q) "RULE 16B-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     (r) "SHARES" shall mean shares of Common Stock, $.10 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

     (s) "STOCK APPRECIATION RIGHT" shall mean any right granted under Section 6(e) of the Plan.

SECTION 3.  ADMINISTRATION.

     (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject of the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or other Awards; provided, however, that the Committee shall not have the authority to adjust or amend the exercise price of any Option, whether through amendment or cancellation grants of any additional Options; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

     (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c), the number of Shares initially available for granting Awards under the Plan shall be 600,000 provided, however, that in each fiscal year of the Company during any part of which the Plan is effective commencing with the fiscal year beginning May 1, 1996, the total number of shares authorized will be increased by a number of shares equal to one percent (1%) of the total outstanding shares of the Company as of the first day of such fiscal year, such increases to be cumulative. No more than 600,000 shares shall be cumulatively available for the grant of Incentive Stock Options under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     (d) AWARD LIMITATIONS UNDER THE PLAN. No Eligible Person nay be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 100,000 Shares, in the aggregate, in any fiscal year of the Company. The foregoing limitation specifically includes the grant of any "performance-based" Awards within the meaning of Section 162(m) of the Code.

SECTION 5.  ELIGIBILITY.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6.  AWARDS.

     (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) OPTION TERM. The term of each Option shall be fixed by the Committee but shall not exceed ten years from the date such Option is granted.

          (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, withholding of Shares that would otherwise be issued, cashless exercise program of a broker or agent, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

     (b) RESTRICTED STOCK. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) RESTRICTIONS. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

          (iii) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

     (c) PERFORMANCE AWARDS. The committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares, other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

     (d) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (e) OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable

Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, withholding of Shares that would otherwise be issued, cashless exercise program of a broker or agent, or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

     (f)  GENERAL

          (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

          (iv) LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee.

          (vi) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

SECTION 7.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

          (ii) would violate the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

          (iii) would cause the Company to be unable, under the Code, to grant incentive Stock Options under the Plan.

     (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

     (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.  CHANGE IN CONTROL.

     In case of a "Change in Control" (as such term is hereinafter defined), each Participant shall be fully vested (as of the date of the Change in Control) in all shares of Restricted Stock, Performance Awards, Stock Appreciation Rights, Options and Other Awards granted or awarded under this Plan and any and all restrictions or performance requirements on the issuance, exercise or sale of said grants, awards, shares or rights under said Restricted Stock awards, Stock Performance Awards, Stock Appreciation Rights, Options and Other Awards shall be waived or removed as of the date of the Change in Control. For purposes of this Plan, a Change in Control shall be deemed to occur when and if:

     (a) any Person (meaning any individual, firm, Corporation, partnership, trust or other entity, and includes a "group" (as that term is used in Sections 13(d) and 14(d) of the Act), but excludes Continuing Directors (as defined below) and benefit plans sponsored by the Company):

          (i) makes a tender or exchange offer for any shares of the Company's outstanding voting securities at any point in time (the "Company Stock") pursuant to which any shares of the Company's Stock are purchased; or

          (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of Company's Stock; or

     (b) the stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another unaffiliated corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company; or

     (c) a majority of the members of the Board become individuals other than Continuing Directors (as defined below).

          A "Continuing Director" means: (a) any member of the Board as of June 8, 1995, and (b) any other member of the Board, from time to time, who was (i) nominated for election by the Board, or (ii) appointed by the Board to fill a vacancy on the Board or to fill a newly-created directorship, in each case excluding any individual nominated or appointed (y) at a Board meeting at which the majority of directors present are not Continuing Directors or (z) by unanimous written action of the Board unless a majority of the directors taking such action are Continuing Directors.

SECTION 9.  INCOME TAX WITHHOLDING.

     In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

SECTION 10.  GENERAL PROVISIONS.

     (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

     (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (e) GOVERNING LAW. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any AffIliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 11.  SECTION 16(b) COMPLIANCE.

     The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other participants.

SECTION 12.  EFFECTIVE DATE OF THE PLAN.

     The Plan shall be effective as of August 8, 1995, subject to approval by the shareholders of the Company within one year thereafter.

SECTION 13.  TERM OF THE PLAN.

     Awards shall only be granted under the Plan during a ten-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such ten-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

                                     PROXY
                                 NORSTAN, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all prior proxies given by the undersigned for the Annual Meeting of the shareholders of Norstan, Inc. to be held on Wednesday, September 20, 1995, at 2:00 P.M., at 605 North Highway 169, 11th Floor, Plymouth, Minnesota, hereby appoints Sidney R. Cohen, Paul Baszucki, and Winston
E. Munson, and any one or more of them, as proxy or proxies, with full power of substitution and revocation, to vote for the undersigned and in the name of the undersigned all shares of common stock of Norstan, Inc. of the undersigned, as if the undersigned were personally present and voting at said Annual Meeting, and all adjournments thereof, upon the following matters:

1.         ELECTION OF DIRECTORS. Nominees: P. Baszucki, R. Cohen, S. Cohen, M. Mayer, A. Lehrman, C. Levi, W. Munson, G. Pint, S.
           Schweitzer, J. Sheth, and H. Trader.
           /  /    VOTE  FOR  all  nominees  listed  above  / /  VOTE WITHHELD as to all nominees listed above.
               (except as marked to the contrary below).

  (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)
                                        ________________________________________

2.  Approval of the Norstan, Inc. 1995 Long-Term Incentive Plan.

             / / For             / / Against             / / Abstain

3.  Approval of the Norstan, Inc. Restated Non-Employee Directors' Stock Plan.

             / / For             / / Against             / / Abstain

4. Ratification of appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 1996.

             / / For             / / Against             / / Abstain

5. In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.

    Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

    The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Norstan, Inc. and the Proxy Statement furnished therewith dated August 17, 1995.

    Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.
                                          Dated: ________________________, 1995.

                                          --------------------------------------

                                          --------------------------------------
                                                        Signature